  Exhibit 10.1

DYNARESOURCE, INC.

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of May ___, 2020, by and among DynaResource, Inc., a Delaware corporation (the “Company”), Golden Post Rail, LLC, a Texas limited liability company (the “Lead Purchaser”), and the other parties listed on Exhibit A hereto (each, including the Lead Purchaser, a “Purchaser,” and, collectively, the “Purchasers”).

RECITALS

A.           The Company desires to issue and sell convertible promissory notes, in substantially the form attached to this Agreement as Exhibit B (each, a “Note,” and, collectively, the “Notes”) in an aggregate amount of up to $3,900,000, which shall be convertible on the terms stated therein into equity securities of the Company.

B.           To induce the Lead Purchaser to serve as the lead investor, the Company desires to issue and sell to Lead Purchaser that certain warrant, in substantially the form attached to this Agreement as Exhibit C-1 (the “GP Warrant”), which shall be exercisable on the terms stated therein for Common Stock (as defined therein) of the Company.

C.           To induce the Purchasers (other than the Lead Purchaser) (the “Remaining Purchasers”), the Company desires to issue and sell to each of the Remaining Purchasers a warrant, in substantially the form attached to this Agreement as Exhibit C-2 (collectively, the “Remaining Warrants,” and together with the GP Warrant, the “Warrants”), which shall be exercisable on the terms stated therein for Common Stock of the Company

D.           The Notes and the Warrants and the equity securities issuable upon conversion and/or exercise thereof (and the securities issuable upon conversion and/or exercise of such equity securities) are collectively referred to herein as the “Securities”.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1. Purchase and Sale of the Notes and the Warrants.

1.1 Sale and Issuance of the Notes. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), each Purchaser agrees to purchase, and the Company agrees to issue and sell to such Purchaser, a Note in the aggregate principal amount set forth opposite such Purchaser’s name on Exhibit A. The purchase price for each Note shall be equal to 100% of the principal amount of such Note.

1.2 Sale and Issuance of the Warrants. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), (i) Lead Purchaser agrees to purchase, and the Company agrees to issue and sell to Lead Purchaser, the GP Warrant, to be exercised for the shares set forth opposite the Lead Purchaser’s name on Exhibit A, and (ii) each of the Remaining Purchasers agrees to purchase, and the Company agrees to issue and sell to such Remaining Purchasers, the Remaining Warrants to be exercised for the shares set forth opposite such Remaining Purchaser’s name on Exhibit A.

1.3 Closing; Delivery.

(a) The purchase and sale of the Notes and the Warrants shall take place remotely via the exchange of documents and signatures on the date of this Agreement or at such other time and place as the Company and the Lead Purchaser may mutually agree upon, orally or in writing (which time and date are designated as the “Closing”).

(b) At the Closing, the Company shall deliver to (i) each Purchaser participating in the Closing the Note to be purchased by such Purchaser against (A) payment of the purchase price therefor by wire transfer to a bank account designated by the Company, and (B) delivery of counterpart signature pages to the Transaction Documents (as defined below), (ii) the Lead Purchaser, the GP Warrant, and (iii) the Remaining Purchasers, the Remaining Warrants; provided, that, in the case of the immediately preceding clause (i), to the extent a Purchaser has delivered payment of the purchase price set forth opposite such Purchaser’s name on Exhibit A prior to the date hereof (the “Funding Date”), the Company shall deliver to Purchaser, at the Closing, the Note purchased by such Purchaser against such Purchaser’s delivery of counterpart signature pages to the Transaction Documents (as defined below).

(c) The Company may not issue any additional Notes and/or Warrants following the Closing unless such issuance is approved in advance by the Lead Purchaser.

1.4 Closing Deliverables. At the Closing, the Company shall deliver, or cause to be delivered:

(a) to the Lead Purchaser, evidence that the Series D Preferred Stock Certificate of Designation, setting forth the rights, preferences, privileges and obligations of the Series D Preferred Stock, has been duly filed with the Secretary of State of Delaware;

(b) to the Lead Purchaser, an amendment to the Common Stock Purchase Warrant, issued to Lead Purchaser on June 30, 2015, extending the maturity date therein for an additional two (2) years and adding an equity cap in respect of the exercise of the Common Stock Purchase Warrant into Common Stock of the Company, duly executed by the Company and effective as of the Closing;1

(c) to the Lead Purchaser, that certain Pledge Agreement, dated as of the date hereof, by and among the Company, Lead Purchaser and Koy W. Diepholz (“K.D. Diepholz”) (the “Pledge Agreement”), duly executed by the Company and K.D. Diepholz and effective as of the Closing;

(d) to the Lead Purchaser, evidence that a first priority security interest in the Collateral (as defined in the Pledge Agreement) has been created and perfected in favor of the Lead Purchaser or its designee, in the manner contemplated by the Pledge Agreement, effective as of the Closing;

(e) to the Lead Purchaser, an amendment to the Registration Rights Agreement, dated June 30, 2015, between the Company and Lead Purchaser, duly executed by the Company, granting to Lead Purchaser customary registration rights effective as of the Closing;

(f) to the Lead Purchaser, a Satisfaction of Note and Release, dated effective at least one day prior to the Initial Closing, between the Company and Equity Trust Company Custodian FBO Michael F. Fadell/Acct. # Z136793, duly executed by the parties thereto;

(g) to the Lead Purchaser, (i) evidence reasonably satisfactory to the Lead Purchaser of payment of the amounts set forth on the Draw Summary to the extent such amounts were paid in full by the Company prior to the Closing, and (ii) copies of invoices and other similar documentation evidencing the amounts set forth on the Draw Summary, including the name of the payee and the purpose of such payment; and

(h) such other documents reasonably requested by the Lead Purchaser.

1.5 Transaction Documents. Each Purchaser understands and agrees that the conversion of the Note(s) and the exercise of the Warrant(s) held by such Purchaser into equity securities of the Company will require such Purchaser’s execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such equity securities; provided, however, that the obligation of each Purchaser to enter into any such agreements shall be subject to such agreements containing only terms which are reasonable and customary for the type of investment or exercise being conducted by such Purchaser; provided, further, that such documents have customary exceptions to any drag-along applicable to such Purchaser, including, without limitation, limited representations and warranties and limited liability and indemnification obligations on the part of such Purchaser. Each Purchaser’s rights, preferences and privileges, and any obligations to which it may be bound, under any such agreement to which it becomes a party shall be no less favorable than those granted to any other current or prospective stockholder of the Company thereunder having the same class or series of securities held by such Purchaser.
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  1 NTD: Warrant for 2,306 shares of Common Stock to be issued to GPR and dated effective prior to the funding and closing of this transaction. Certificate of Increase to be filed by the Company prior to the date hereof and issuance of 1,771 shares of Series C Preferred to GPR to be effective prior to the date hereof.

1.6 Use of Proceeds. The Company will use the proceeds from the sale of the Notes and the GP Warrant to GPR (a) first, to satisfy any payables of the Company that are set forth in the summary attached hereto as Exhibit E (the “Draw Summary”) to the extent due and outstanding as of the date hereof (it being understood that no payables set forth in the Draw Summary relate to payables outstanding under any convertible promissory notes and/or debt securities of the Company),2 and (b) second, to the extent there are any funds then remaining, for the expansion of Tres Amigos, subject to the terms and conditions outlined in the Draw Request approved by the Lead Purchaser in accordance with the Note and in accordance with the budget attached hereto as Exhibit D. The Company agrees that, until such time as the Notes and the GP Warrant are no longer outstanding, without the prior written consent of the Lead Purchaser, it will not use any such proceeds (i) to redeem, repurchase or otherwise acquire, or to make any distributions in respect of, any of the Company’s securities, (ii) to repay or otherwise satisfy any indebtedness of the Company (other than to the extent set forth on Exhibit G attached hereto), or (iii) for any personal, family, or household purpose. With respect to the convertible promissory note set forth on Exhibit G attached hereto, the Company shall, prior to December 31, 2020, repay such convertible promissory note in full and deliver to the Lead Purchaser a Satisfaction of Note and Release, in form and substance reasonably acceptable to Lead Purchaser, duly executed by the Company and the holder of such convertible promissory note.

1.7 Issuance of Securities. The Company has reserved from its unissued shares of Series D Preferred Stock and Common Stock for issuance and delivery upon the conversion of the Notes, conversion of the Series D Preferred Stock underlying the Notes and/or the exercise of the Warrants, such number of shares of Series D Preferred Stock and Common Stock for issuance upon any such conversion and/or exercise, and agrees to take such steps necessary to amend its certificate of incorporation to provide sufficient authorized numbers of shares of Series D Preferred Stock and Common Stock issuable upon the conversion of the Notes, conversion of the Series D Preferred Stock underlying the Notes and/or exercise of the Warrants, subject to the rights of its stockholders. All such shares shall be duly authorized, and when issued upon any such conversion and/or exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws.

2. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to each Purchaser, except, in each case, as set forth on the Disclosure Schedule to this Agreement, attached as Exhibit F to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, which representations and warranties are made as of each Closing (unless otherwise specified therein), that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company.

2.2 Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to sell and issue the Notes and the Warrants hereunder, and to carry out and perform its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the Warrants and the Notes by the Company, has been taken. This Agreement, the Notes, the Warrants, the Pledge Agreement and the Side Letter by and between the Company and the Lead Purchaser (collectively, the “Transaction Documents”), when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.3 Capitalization.

(a) The authorized capital stock of the Company consists, immediately prior to the Closing, of: (i) 25,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”), of which 17,722,825 shares of Common Stock are issued and outstanding, and (ii) 20,001,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), of which 1,000 shares of Preferred Stock are designated Series A Preferred Stock, all of which are issued and outstanding, 1,734,992 shares of Preferred Stock are designated Series C Senior Convertible Preferred Stock, all of which are issued and outstanding, and 3,000,000 shares of Preferred Stock are designated Series D Senior Convertible Preferred Stock, none of which have been issued and outstanding. All of the outstanding shares of Preferred Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(b) Except as described above and in Schedule 2.3(b) of the Disclosure Schedule, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of Common Stock, Preferred Stock or any securities convertible into or exchangeable for shares of Common Stock or Preferred Stock.
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  2 NTD: To include one-half of the $500,000 success fee of the Company’s Mexican legal counsel.

(c) The Company has obtained valid waivers of any rights by other parties to purchase any of the Company’s Securities (including the Warrants) covered by this Agreement.

(d) All shares of the Company’s Common Stock and Preferred Stock are owned of record and beneficially by the stockholders in the amounts set forth in the schedule previously provided to the Lead Purchaser. There are no outstanding dividends, whether current or accumulated, due or payable on any of the capital stock of the Company.

2.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable state securities laws and Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

2.5  Compliance with Laws and Other Instruments. The Company is not in violation or default of any provisions of (i) its certificate of incorporation or bylaws, (ii) any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or (iii) to its knowledge, any provision of federal or state statute, rule or regulation applicable to the Company, in the case of clauses (ii) and (iii), the violation of which would have a material and adverse effect on the Company, its business or assets. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice (or both), either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated under the Transaction Documents without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated under the Transaction Documents.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or, to the Company’s knowledge, currently threatened in writing, (a) against the Company or any officer or directors of the Company arising out of their employment or board relationship with the Company or (b) that questions the validity of the Transaction Documents or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Documents. Neither the Company nor any of its officers or directors is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers or directors, such as would affect the Company).

2.7 Absence of Liens. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets.

2.8 Valid Offering. Assuming the accuracy of the representations of the Purchasers in Section 3 of this Agreement and, with respect to the Securities to be offered and sold hereunder, the Securities will be issued in compliance with all applicable federal and state securities laws. In connection with the offering of the Securities made pursuant to this Agreement, the Company has not published, distributed, issued, posted or otherwise used or employed and shall not publish, distribute, issue, post or otherwise use or employ any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act (a “General Solicitation”).

2.9 Disqualification. No disqualifying event described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

2.10 Disclosure. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3. Representations, Warranties and Covenants of each Purchaser. Each Purchaser, solely with respect to itself, himself or herself and not with respect to any other Purchaser, hereby represents and warrants to the Company, which representations and warranties are made as of the date of each Closing in which such Purchaser participates, that:

3.1  Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Purchaser, will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2  Purchase Entirely for Own Account. This Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which by such Purchaser’s execution of this Agreement, such Purchaser hereby confirms, that the Securities to be acquired by such Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of securities laws, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. Such Purchaser has not been formed for the specific purpose of acquiring the Securities.

3.3 Disclosure of Information. Such Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Such Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of each Purchaser to rely thereon.

3.4  Restricted Securities. Such Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. Such Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.5  No Public Market. Such Purchaser understands that, except with respect to the Common Stock, no public market now exists for any of the Securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

3.6  Legends. Such Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF IN VIOLATION OF SECURITIES LAWS. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

3.7 Investment Experience. Such Purchaser understands that the purchase of the Securities involves substantial risk, particularly given the limited financial and operating history of the Company. Such Purchaser has experience as an investor in securities of companies in the development stage and acknowledges that such Purchaser is able to fend for itself, can bear the economic risk of such Purchaser’s investment in the Securities and has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment.

3.8 Disqualification. Such Purchaser represents that neither such Purchaser, nor any person or entity with whom such Purchaser shares beneficial ownership of Company securities, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) promulgated under the Securities Act.

3.9 Accredited Investor. Such Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.10 Foreign Investors. If such Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, the “Code”), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser’s subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of such Purchaser’s jurisdiction.

3.11 No General Solicitation. Neither such Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners, has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Securities.

4. Finder’s Fee. Each party represents that it is not, and will not be, obligated for any finder’s fee or commission in connection with this transaction. The Company agrees to indemnify and to hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees, or representatives is responsible.

5. Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that neither any Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

6. Additional Covenants. Effective as of the Closing, the Company shall, at all times, (a) appoint and maintain a Chief Financial Officer, or until such appointment, an acting Chief Financial Officer, (b) make and keep available adequate current public information, as those terms are understood and defined in Rule 144 promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act (“SEC Rule 144”), (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (d) furnish to any Purchaser, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Purchaser of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

7. Stockholder Approval. The Company shall solicit from each holder of Common Stock of the Company entitled to vote at a special or annual meeting of the holders of Common Stock of the Company (the “Shareholder Meeting”), which shall be promptly called and held not later than July 14, 20203 (the “Shareholder Meeting Deadline”), such shareholders’ affirmative vote at the Shareholder Meeting for approval of (a) an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 40,000,000 shares, and (b) an amendment of the Certificate of Designations of the Series C Senior Convertible Preferred Stock, par value $0.0001, of the Company (i) to extend the maturity date of the Series C Senior Convertible Preferred Stock by an additional two (2) years, (ii) to add an equity cap in respect of the conversion of Series C Senior Convertible Preferred Stock into Common Stock of the Company, and (iii) to add certain restrictions on the ability of the Company to issue Series C Senior Convertible Preferred Stock (collectively, the “Shareholder Approval”), and the Company shall use its reasonable best efforts to solicit the approval the holders of Common Stock of such resolutions and to cause the board of directors of the Company to recommend to the holders of Common Stock that they approve such resolutions. Upon receipt by the Company of the Shareholder Approval, the Company shall promptly provide to the Lead Purchaser evidence of such Shareholder Approval and evidence of the filing of an amendment to the certificate of incorporation of the Company and an amendment to the Certificate of Designations of the Series C Senior Convertible Preferred Stock with the Secretary of State of Delaware effecting, in each case, the Shareholder Approval (the “Charter Amendments”).
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  3 NTD: To be 60 days from the Closing Date.

8. Miscellaneous.

8.1  Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subject to the requirements set forth in the Note(s) and/or the Warrants, the rights under this Agreement may be assigned (but only with all related obligations) by any Purchaser, without the consent of the Company, to any Affiliate of such Purchaser (as defined in the Note).

8.2  Governing Law; Venue. This Agreement, the Note(s), the Warrants and/or all acts and transactions pursuant hereto and thereto and the rights and obligations of the parties hereto and thereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law. This Agreement, the Note(s), the Warrants and/or any other Transaction Document have been entered into in Dallas County, Texas and are performable for all purposes in Dallas County, Texas. The parties hereby agree that any lawsuit, action, or proceeding that is brought (whether in contract, tort or otherwise) arising out of or relating to this Agreement, the Note(s), the Warrants and/or any other Transaction Document or the transactions contemplated hereby and thereby, or the actions of any Purchaser in the negotiation, administration or enforcement of this Agreement, the Note(s), the Warrants and/or any other Transaction Document shall be brought in a state or federal court of competent jurisdiction located in the Northern District of Texas. Each of the parties hereto irrevocably and unconditionally (a) submits to the exclusive jurisdiction of such courts, (b) waives any objection it may now or hereafter have as to the venue of any such lawsuit, action or proceeding brought in any such court, and (c) further waives any claim that it may now or hereafter have that any such court is an inconvenient forum.

8.3 Counterparts; Telecopy Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device (including DocuSign, adobe acrobat or otherwise) pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as a facsimile, telecopy or other reproduction hereto.

8.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5 Notices. All notices and other communications given or made pursuant to this Agreement, the Note(s) and/or the Warrants shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to a Purchaser at the address or email address as set forth on Exhibit A hereto, or at such other place as may be designated by such Purchaser in writing to the Company, and to the Company at the address or email address set forth on the Company’s signature page below, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 8.5. If notice is given to the Company, a copy, which itself shall not constitute notice, shall also be sent to Roger A. Crabb, c/o Scheef & Stone, LLP, 500 N. Akard, 2700 Ross Tower, Dallas, Texas 75201, roger.crabb@solidcounsel.com.

8.6  Fees and Expenses. Each party hereto shall be responsible for the fees and disbursements of attorneys, accountants, consultants and any other representative or agent retained by such party in regard to this Agreement; provided that at the Closing, the Company shall pay the reasonable fees and expenses of Haynes and Boone, LLP, the counsel for the Lead Purchaser, in an amount not to exceed, in the aggregate, $100,000.

8.7  Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.8  Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and a majority of the Purchasers, which majority shall include the Lead Purchaser for so long as the GP Warrant and/or any principal remains outstanding under the Lead Purchaser’s Note(s). Any amendment or waiver effected in accordance with this Section 8.8 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company.

8.9  Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

8.10  Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.11  Entire Agreement. This Agreement, and the documents referred to herein and referred to in the Transaction Documents constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and thereof, and any and all other written or oral agreements relating to the subject matter hereof and thereof existing between the parties hereto are expressly canceled.

8.12 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, EACH PURCHASER IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE(S), THE WARRANT AND/OR ANY OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, EACH PURCHASER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE NOTE(S), THE WARRANT AND/OR ANY OTHER TRANSACTION DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12.

8.13 Survival. Unless otherwise set forth in this Agreement, the representations and warranties and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:
DYNARESOURCE, INC.
By:
Name:
Title:

Address:	222 W. Las Colinas Blvd. Suite 1910 North Tower Irving, TX 75039

  [Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LEAD PURCHASER:

GOLDEN POST RAIL, LLC

By:
Name:
Title:

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER:
[______]

By:
Name:
Title:

  [Signature Page to Note Purchase Agreement]

EXHIBITS

Exhibit A	Schedule of Purchasers

Exhibit B	Form of Note

Exhibit C-1	Form of GP Warrant

Exhibit C-2	Form of Remaining Warrant

Exhibit D	Budget

Exhibit E	Draw Summary

Exhibit F	Disclosure Schedule

Exhibit G	Exception to Use of Proceeds

EXHIBIT A
SCHEDULE OF PURCHASERS
Closing:

Name and Address	Note Principal Amount	Warrant Shares	Closing Date	Funding Date
Golden Post Rail, LLC 1110 Post Oak Place Westlake, Texas 76262	$2,500,000 (of which $___________ was initially drawn on the Closing Date).	783,975	May ___, 2020	May ___, 2020
Gareth Nichol 5 Greenridge Road Greenwood Village CO 8011	$1,000,000	313,591	May ___, 2020	$500,000 was initially funded on March 24, 2020, and $500,000 was fully funded on April 13, 2020
Tom Tillander 8633 Stone Oak Drive Holland OH 43528	$50,000	15,679	May ___, 2020	March 10, 2020
Dr. Ralph Whalen 3918 Ravine Hollow Court Maumee, OH 43537	$50,000	15,679	May ___, 2020	March 2, 2020
Dale Petrini 29 Bash Place Houston TX 77027	$100,000	31,359	May ___, 2020	March 9, 2020
Ron Vail 6766 Pine Creek Drive Toledo OH 43617	$200,000	62,718	May ___, 2020	February 24, 2020
Total:	$3,900,000	1,223,001

EXHIBIT B

FORM OF NOTE

EXHIBIT C-1

FORM OF GP WARRANT

EXHIBIT C-2

FORM OF REMAINING WARRANT

EXHIBIT D

BUDGET

EXHIBIT E

DRAW SUMMARY

EXHIBIT F

DISCLOSURE SCHEDULE

EXHIBIT G

EXCEPTION TO USE OF PROCEEDS

Solely with respect to the proceeds of the Notes issued to Purchasers (other than the Lead Purchaser), use of such proceeds to repay the following convertible promissory note:

Notes Payable Rollforward
March 31, 2020
	Date of	Date of				Accured Interest
Name	Original Note	Extension	Due Date	Interest Rate	Balance 03/31/20	3/31/2020
NOTE I

Lyden, Breen	4/10/13	3/31/20	12/31/20	12.50%	246,533.30	7,470.70